UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment Number 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013 (February 15, 2013)

SEALAND NATURAL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-170779	45-2416474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. LIBERTY ST. #880

RENO, NEVADA 89501

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 530-8665

VITAS GROUP, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE

Sealand Natural Resources Inc. (the “Company”), is filing this Amendment Number 2 (this “Second Amendment”) to its Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “Commission”) on February 22, 2013 (the “Original Filing”), as amended in its Current Report on Form 8-K filed with the Commission on May 3, 2013 (the “First Amendment”).

The Company is filing this Second Amendment in response to comments received from the Commission as a result of the Commission’s review of the First Amendment.  Only Items 1.01, 2.01, 3.02, 5.06 and 9.01 have been amended and restated in this Amendment.

No changes have been made to the Original Filing and First Amendment other than to add the information as described above.  This Second Amendment should be read in conjunction with the Original Filing and First Amendment. This Second Amendment speaks as of the date of the Original Filing, does not reflect events that may have occurred after the date of the Original Filing and does not modify or update in any way the disclosures made in the Original Filing, except as required to reflect the revisions discussed above.

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SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on form 8-K (this “Report”) contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our customers; consumer demand; financial resources and condition; changes in revenues; cost of sales; selling, general and administrative expenses; interest expense; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and filed as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 2.01 (Completion of Acquisition or Disposition of Assets) is hereby incorporated by reference to this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of Sealand Natural Resources Inc.

On February 15, 2013 (the “Closing Date”), Sealand Natural Resources, f/k/a Vitas Group, Inc. (“Vitas” or the “Company”) entered into and closed a Merger Agreement (the “Agreement”) with Sealand Natural Resources Inc. (“Sealand”) pursuant to which Sealand was merged with and into the Company (the “Merger”) in accordance with Nevada General Corporation Law (“NGCL”). In connection with the Merger, every fifty (50) shares of Sealand were converted into one validly issued share of the Company. Additionally, the Company changed its name from “Vitas Group Inc.” to “Sealand Natural Resources Inc.” (the “Name Change”). On the Closing Date, the Company filed the Articles of Merger with the State of Nevada notifying them of the Merger and the Name Change. The Company has notified the Financial Industry Regulatory Authority (“FINRA”) of its Name Change, however as of the date of this Report, the Name Change has not been declared effective in the market by FINRA.

The foregoing description of the Agreement is qualified in its entirety by reference to the provisions of the Agreement filed as Exhibit 2.1 to this Report, which is incorporated by reference herein.

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FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, we acquired Sealand on the Closing Date pursuant to the Merger. Item 2.01(f) of Form 8-K provides that if the Company was a shell company, other than a business combination related shell company (as those terms are defined in Rule 12b-2 under the Exchange Act) immediately before the Merger, then the Company must disclose the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the Company’s securities subject to the reporting requirements of Section 13 of the Exchange Act upon consummation of the Merger.

To the extent that the Company might have been considered to be a shell company immediately before the Merger, we are providing below the information that we would be required to disclose on Form 10 under the Exchange Act if we were to file such form.  Please note that the information provided below relates to the Company after the acquisition of Sealand.

DESCRIPTION OF BUSINESS

Business Overview

Sealand Natural Resources Inc. f/k/a Vitas Group, Inc (the “Company”, “We”, or “Us”) is a research and new product development company that manufactures, markets and sells “new age functional beverages”, organic nutriceuticals, health supplements, organic raw materials and health food worldwide with the goal of delivering beneficial health effects to those who enjoy our 100% natural and organic products. Our mission is to become a leader in this category and we see the future as a growing market segment which fits our mission.

The Company’s initial focus is the “alternative” beverage category, which combines non-carbonated ready-to-drink iced teas, lemonades, juice cocktails, single-serve juices and fruit beverages, ready-to-drink dairy and coffee drinks, energy drinks, sports drinks, and single-serve still water (flavored, unflavored and enhanced) with “new age” beverages, including sodas that are considered natural, sparkling juices and flavored sparkling beverages. According to the Beverage Marketing Corporation, domestic U.S. wholesale sales in 2012 for the “alternative” beverage category of the market are estimated at approximately $34.4 billion, representing an increase of approximately 8.3% over the estimated domestic U.S. wholesale sales in 2011 of approximately $31.8 billion (revised from a previously reported estimate of $31.9 billion). Additionally, the Company has other products in development to add to the Company’s product sales pipeline. We believe that one of the keys to success in the beverage industry is differentiation, making our brands research proven and visually distinctive from other beverages on the shelves of retailers.

Our Corporate History and Background

Sealand was organized as a corporation under the laws of Nevada on May 23, 2011 to engage in the development and distribution of all-natural, organic food and beverage products. On February 15, 2013, Sealand Natural Resources, f/k/a Vitas Group, Inc. (“Vitas” or the “Company”) entered into and closed a Merger Agreement (the “Agreement”) with Sealand Natural Resources Inc. (“Sealand”) pursuant to which Sealand was merged with and into the Company (the “Merger”) in accordance with Nevada General Corporation Law (“NGCL”). In connection with the Merger, every fifty (50) shares of Sealand were converted into one validly issued share of the Company. Additionally, the Company changed its name from “Vitas Group Inc.” to “Sealand Natural Resources Inc.” (the “Name Change”). On the Closing Date, the Company filed the Articles of Merger with the State of Nevada notifying them of the Merger and the Name Change.

Our Products

At the core of the Sealand Natural Resources product line is the harvested raw materials from the Birch tree and other natural and organic harvested compounds.

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Sealand Birk

Sealand Birk is harvested directly from the Birch tree in early spring and provides a refreshing, slightly sweet, beverage. The juice can be enjoyed as the natural taste or mixed with other natural flavors from elderflower, raspberry, blueberry, and ginger & lime.

How is it tapped?

Sealand Birch tree juice collection is done by tying a bottle to the tree, drilling a hole into its trunk and leading the juice to the bottle by a plastic tube. A small Birch (trunk diameter about 15 cm) can produce up to 5 liters of juice per day; a larger tree (diameter 30 cm) up to 15 liters per day. The collection of the Birch tree juice is done in strictly controlled forest environments in order to avoid damage to the trees.

Timing

Birch tree juice has to be collected in early spring, typically between the first thaws and the start of bud development. From around the beginning of April to the middle of May, the Birch trees "pump" nourishment stored in the roots during the last summer up into the buds. There is only a short period where the juice is full of this "stored health and energy" and very well tasting - when the leaves blossom the juice gets bitter.

The Birch Tree

We believe that Birch tree juice has many positive medicinal benefits due to its wide range of nutritional ingredients. These ingredients may contribute to the creation of a healthy diet

The Birch tree is considered the "Nephritic Tree" and the "Tree of Life". The presence of Potassium in large quantities is believed to be vital to the cellular process of the buds for growth, as well as for the health of human embryos.

Other Products

BIRCHIA

Birch juice with added chia seeds

Sealand Living

The following products are available under the Sealand Living label: ANEW Omega Sport, ANEW Omega Focus, ANEW Omega Premium. ANEW Mobility, ANEW Nutripeptin. These products contain various beneficial ingredients, including: omega fish oils, nutripeptin, shark cartilage powder, fish bone powder, and omega 3 polyunsaturated fatty acids.

Our Growth Strategy

The company will strategically launch our new products in our product pipeline to our existing customer base along with expanding our reach into other mainstream and niche markets domestically and internationally.

Our Services

We currently generate our revenue through direct sales, wholesale and retail sales/distribution and licensing.

Our Customers

Our customers and consumers are integral to our success. Our customer base consists of specialty retailers, Co Op stores, health and science related companies, and major chain stores, as well as the individual consumer. We also have contracted international distributors. We anticipate our customer base to continue to grow however, if we are unable to maintain good relationships with our existing customers, our business could be adversely affected.

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Sales and Marketing

Our executive management team is also actively involved in business development and in managing our key client relationships. We have relationships with established broker dealers and representatives that interact with our customers. Our distributors are regarded as the best in the business and we currently are attending trade shows and contracting with major distributors internationally.

Research and Development

Because of the nature of our business, we continuously research the impact of the Birch Tree on human health and the beneficial effects of other natural ingredients that may benefit the human body. This provides us with the ability to improve our products and compete with other business competitors.

Since the beginning of our operation in 2011, we have striven to work on developing our products to contain healthy ingredients, while maintaining a desirable flavor. Sealand integrates critical scientific and medical competencies in understanding nature's processes with context to traditional uses and focus on three core areas:  exploration/discovery, characterization of health benefits, and the ability to scale up for commercial use. The initial core products derived from the elements of the birch forests of the Taiga is one example of success that has been peer reviewed by and developed in part with support from the European Community through the Seventh Framework Programme of the European Union (the FP7). Document FP7 call: KBBE2007-1-2-06. The FP& is a funding programme created by the European Union to support and encourage research and technological development in Europe. The FP7 has conducted specific research in conjunction with our Chief Executive Officer toward commercializing the birch forest in the northern European region. The EU FP7 information  is a harvest viability report with testing data related to birch forest raw materials.

Additionally, we continuously develop our website to connect consumers and interested companies to Sealand products.

Competition

The market for natural organic beverages and products is highly competitive. We face competitors that differ within individual categories in our territories. Moreover, competition exists not only within the organic beverage markets, but also between the organic and non-organic markets.

The most important competitive factors impacting our business include advertising and marketing, product offerings that meet consumer preferences and trends, new product and package innovations, pricing, and cost inputs. Other competitive factors include supply chain (procurement, manufacturing, and distribution) and sales methods, merchandising productivity, customer service, trade and community relationships, and the management of sales and promotional activities. We believe that our most favorable competitive factor is the unique product line we have developed and the consumer and customer goodwill associated with our brand portfolio. We approach our competition head on and have made every effort to develop a product line that we feel has staying power in the marketplace with an emphasis on growth.

Our Competitive Strengths

We believe that the following strengths contribute to our success and differentiate us from our competitors:

•	The Company has developed over time a proprietary process which allows our core raw materials and products to be recognized as an interesting new product in the industry

•	Making our brands research proven; and

•	Creating visually distinctive beverages from others on the shelves of retailers.

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Raw Materials and Other Supplies

The Company has negotiated with bottling facilities and entered into contractual relationships with principal terms standard in the industry. The Company has entered into an exclusive supply contract with Sealand DK Tuomo Koronen, Finland, which spans 20 years with supply chain minimums and control over 60 acres of forest in Finland . Additionally, the Company has an agreement with Orbaek Denmark to bottle its products.

The Company has organized a supply chain that is within close proximity to the birch harvest of raw materials for efficiency and cost savings. The agreements with these various distributors have initial terms of up to twenty years, which may be renewed thereafter for additional terms ranging from one to five years.  Such agreements remain in effect for their then current term as long as our products are being distributed, but may be terminated by either party upon written notice.  We are generally entitled to terminate such agreements at anytime without cause upon payment of a termination fee.

Our distribution, bottling and co-packing arrangements are generally of short duration or are terminable upon our request. The Company also contracts harvesting of raw materials and associated distribution. The contract agreements with various relationships to the Company are generally a minimum of one year, which may be renewed thereafter for additional terms ranging from one, five, or fifteen years.

Intellectual Property

We have recognized the material impact on how to protect our intellectual property. Our intellectual property consists of our copyrighted website content, proprietary core raw material processes, and social media pages on Facebook. We intend to file a patent for our core raw material processes, however, we are still in the process of completing our application. The term BIRK is not a viable trademark. The “Sealand Birk” brand name, which has nearly 2 years in the marketplace throughout Denmark and the U.S., is one of our trade names that is used in labeling our products.

Trademarks

The Company intends to file applications to protect all of the Company’s trademarks and currently is the holder of two live trademarks. Birchia (85856815) and VitaBirk (85869058). The registration is valid as long as you timely file all post registration maintenance documents. You must file a “Declaration of Use under Section 8” between the fifth and sixth year following registration. In addition, you must file a combined “Declaration of Use and Application for Renewal under Sections 8 and 9” between the ninth and tenth year after registration, and every 10 years thereafter. If these documents are not timely filed, your registration will be cancelled and cannot be revived or reinstated.

Domain Names

Sealand owns three (3) domain names, which are sealandbirk.com, sealandnaturalresources.com and sealandnr.com.

Governmental Approval and Regulation

The production, distribution and sale in the United States of many of our products is subject to the Federal Food, Drug and Cosmetic Act, the Dietary Supplement Health and Education Act of 1994, the Occupational Safety and Health Act, various environmental statutes and various other federal, state and local statutes and regulations applicable to the production, transportation, sale, safety, advertising, labeling, recycling and ingredients of such products.

Measures have been enacted in various localities and states that require that a deposit be charged for certain non-refillable beverage containers. The precise requirements imposed by these measures vary. Other deposit, recycling or product stewardship proposals have been introduced in certain states and localities and in Congress, and we anticipate that similar legislation or regulations may be proposed in the future at the local, state and federal levels, both in the United States and elsewhere. Any such legislative or regulatory changes may have a negative impact on our sales, operating costs and gross margins.

Our facilities in the United States are subject to federal, state and local environmental laws and regulations. Compliance with these provisions has not had, and we do not expect such compliance to have, any material adverse effect upon our capital expenditures, net income or competitive position.

We are not aware of any incidences or circumstances where we are out of compliance with any governmental regulations.

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The term BIRK is not a viable trademark. The “Sealand Birk” brand name, which has nearly 2 years in the marketplace throughout Denmark and the U.S., is one of our trade names that is used in labeling our products.

Properties

Our principal executive offices are located at 50 W. Liberty St. 880 Reno Nevada 89501. We rent this office space and mailbox for $50 per month.

The Company has a month to month commercial lease for office and warehouse space at 1722 South Coast Highway, Oceanside, California 92054 for approximately $600 per month. This lease is attached as Exhibit 10.1. Additionally, the Company has a month to month lease for office space at Tuborg DK-2900, Hellerup, Denmark. The Company has arrangements with a number of logistical warehousing facilities throughout the USA and will expand these relationship throughout strategic locations based on distribution demands. The following lists those strategic locations:

Auburn Distribution Center

22 30th Street NE

Auburn, WA 98002

Moreno Valley Distribution Center

22150 Golden Crest Drive

Moreno Valley, CA 92553

York Distribution Center

225 Cross Farm Lane

York, PA 17406

Aurora Distribution Center

15965 East 32nd Avenue

Aurora, CO 80011

Lancaster Distribution Center

2100 Danieldale Road

Lancaster, TX 75134

Employees

As of February 22, 2013, we have no full-time employees. Our officers, Lars Poulsen, Greg May, and Steve Matteson all contribute approximately forty hours per week on Company matters.

Corporate Information

Our principal executive offices are located at 50 W Liberty St. 880 Reno Nevada 89501. Our telephone number at this address is 800-688-0501.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this Report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our shares of common stock could decline and you may lose all or part of your investment. See “Cautionary Note Regarding Forward Looking Statements” above for a discussion of forward-looking statements and the significance of such statements in the context of this Report.

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Risks Related to Our Business

We have a history of operating losses and there can be no assurance that we can achieve or maintain profitability.

We have a history of operating losses and may not achieve or sustain profitability. We cannot guarantee that we will become profitable.  Even if we achieve profitability, given the competitive and evolving nature of the industry in which we operate, we may be unable to sustain or increase profitability and our failure to do so would adversely affect the Company’s business, including our ability to raise additional funds.

Our independent auditor has issued a going concern opinion after auditing our financial statements; our ability to continue is dependent on our ability to raise additional capital and our operations could be curtailed if we are unable to obtain required additional funding when needed.

As November 30, 2012, the Company has total current assets of $58,280 and current liabilities of $190,035. This raises substantial doubt about the Company’s ability to continue as a going concern. The Company is attempting to address its lack of liquidity by raising additional funds, either in the form of debt or equity or some combination thereof. Any additional equity financing may involve substantial dilution to our then existing shareholders. We currently have no agreements or arrangements with respect to any such financing and there can be no assurance that any needed funds will be available to us on acceptable terms or at all. Our failure to raise additional funds in the future will adversely affect our business operations, and may require us to suspend our operations. After auditing our financial statements, our independent auditor issued a going concern opinion and our ability to continue is dependent on our ability to raise additional capital. If we are unable to obtain necessary financing or working capital in the future, we will likely be required to curtail our development plans.

We face intense competition. If we do not continue to innovate and provide products and services that are useful to users, we may not remain competitive, and our revenues and operating results could be adversely affected.

Our business is rapidly evolving and intensely competitive, and is subject to changing technology, shifting user needs, and frequent introductions of new products and services. We have many competitors in different industries, including a large number of companies in the organic and natural functional beverage sector as well as other industry players. Our current and potential competitors range from large and established companies to emerging start-ups. Established companies have longer operating histories and more established relationships with customers and users, and they can use their experience and resources in ways that could affect our competitive position, including by making acquisitions, investing aggressively in research and development, aggressively initiating intellectual property claims (whether or not meritorious) and competing aggressively for advertisers and websites. Emerging start-ups may be able to innovate and provide products and services faster than we can.

Our competitors are constantly developing innovations in new products and services. As a result, we must continue to invest significant resources in research and development, including through acquisitions, in order to enhance our our existing products and services, and introduce new products and services that people can easily and effectively use. If we are unable to provide quality products and services, then our users may become dissatisfied and move to a competitor’s products and services.

Our business depends substantially on the continuing efforts of our senior management and other key personnel, and our business may be severely disrupted if we lost their services.

Our future success heavily depends on the continued service of our senior management and other key employees. If one or more of our senior executives are unable or unwilling to continue to work for us in their present positions, we may have to spend a considerable amount of time and resources searching, recruiting, and integrating the replacements into our operations, which would substantially divert management’s attention from our business and severely disrupt our business. This may also adversely affect our ability to execute our business strategy. Moreover, if any of our senior executives joins a competitor or forms a competing company, we may lose customers, suppliers, know-how, and key employees.

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Our senior management’s limited experience managing a publicly traded company may divert management’s attention from operations and harm our business.

Our senior management team has no experience managing a publicly traded company and complying with federal securities laws, including compliance with recently adopted disclosure requirements on a timely basis.  Our management will be required to design and implement appropriate programs and policies in responding to increased legal, regulatory compliance and reporting requirements, and any failure to do so could lead to the imposition of fines and penalties and harm our business.

We may be unable to attract and retain qualified, experienced, highly skilled personnel, which could adversely affect the implementation of our business plan.

Our success depends to a significant degree upon our ability to attract, retain and motivate skilled and qualified personnel. As we become a more mature company in the future, we may find recruiting and retention efforts more challenging. If we do not succeed in attracting, hiring and integrating excellent personnel, or retaining and motivating existing personnel, we may be unable to grow effectively. The loss of any key employee, including members of our senior management team, and our inability to attract highly skilled personnel with sufficient experience in our industries could harm our business.

We are at risk for product liability claims and if we do not maintain adequate insurance to protect us against such claims, a material lawsuit could cause our business to fail.

We are constantly at risk that consumers and users of our products will bring lawsuits alleging product liability. We are not aware of any claims pending against us or our products that we believe would adversely affect our business. While we will continue to attempt to take what we consider to be appropriate precautions, these precautions may not protect us from significant product liability exposure in the future. We maintain product liability insurance for our products through third-party providers. We believe our insurance coverage is adequate; however, we may not be able to retain our existing coverage or this coverage may not be cost-justified or sufficient to satisfy any future claims. If we are unable to secure the necessary insurance coverage at affordable costs, then our exposure to liability will greatly increase and it will be difficult to market and sell our products since customers rely on this insurance to distribute our products. If we are sued, we may not have sufficient resources to defend against the suit or to pay damages. A material lawsuit could negatively impact our business by increasing our expenses and negatively impacting our available capital which, in turn, could cause our business to fail.

If we do not develop and introduce new products that appeal to consumers, our revenues may not be sufficient to cover our expenses and our business could fail.

Our success depends on new product development. The success of new product introductions depends on various factors, including the following:

•	proper new product selection;
•	successful sales and marketing efforts;
•	timely delivery of new products;
•	availability of raw materials; and
•	customer acceptance of new products.

We face challenges in developing new products, primarily with funding development costs and diversion of management time. On a regular basis, we evaluate opportunities to develop new products through product line extensions and product modifications. We may not successfully develop product line extensions or integrate newly developed products into our business. In addition, newly developed products may not contribute favorably to our operations and financial condition. Our failure to develop and introduce new products on a timely basis would adversely affect our future operating results.

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Our products may infringe the intellectual property rights of third parties, and third parties may infringe our proprietary rights, either of which may result in lawsuits, distraction of management and the impairment of our business.

As the number of patents, copyrights, trademarks and other intellectual property rights in our industry increases, products based on our technology may increasingly become the subject of infringement claims.  Third parties could assert infringement claims against us in the future.  Infringement claims with or without merit could be time consuming, result in costly litigation, cause product shipment delays or require us to enter into royalty or licensing agreements.  Royalty or licensing agreements, if required, might not be available on terms acceptable to us, or at all.  We may initiate claims or litigation against third parties for infringement of our proprietary rights or to establish the validity of our proprietary rights.  Litigation to determine the validity of any claims, whether or not the litigation is resolved in our favor, could result in significant expense to us and divert the efforts of our technical and management personnel from productive tasks.  If there is an adverse ruling against us in any litigation, we may be required to pay substantial damages, discontinue the use and sale of infringing products, and expend significant resources to develop non-infringing technology or obtain licenses to infringing technology.  Our failure to develop or license a substitute technology could prevent us from selling our products.

If we are unable to manage our projected growth, we may not be able to implement our business plan and we may not achieve profitability in the future.

We believe we must expand our business to achieve profitability. Any further expansion of our business may strain our current managerial, financial, operational, and other resources. We will need to continually improve our operations and our financial, accounting and other internal control systems in order to manage our growth effectively. Success in managing this expansion and growth will depend, in part, upon the ability of our senior management to manage our growth effectively. Any failure to do so may lead to inefficiencies and redundancies, and result in reduced growth prospects. As a result, our profitability, if any, may be curtailed or eliminated.

Our revenues and operating results may fluctuate unexpectedly from quarter to quarter, which may cause a shareholder’s investment in our common stock to decline in value.

Our revenues and operating results may fluctuate significantly in the future due to various factors including, but not limited to, changes in sales, inventory expenses, operating expenses, market acceptance of our products, or regulatory changes that may affect the marketability of our products and buying cycles of our customers. As a result of these and other factors, we believe that period-to-period comparisons of our operating results may not be meaningful in the short term and that you should not rely upon our performance in a particular period as indicative of our performance in any future period.

Price fluctuations in, and unavailability of, raw materials that we use could adversely affect our business operations.

We do not enter into hedging arrangements for raw materials. Prices of certain raw materials have fluctuated in recent years which have affected our cost of goods. To mitigate the impacts of these price fluctuations on our cost of goods, we actively source the production of raw materials and finished goods through different suppliers to stabilize our costs. If these suppliers are unable or unwilling to meet our requirements, we could suffer shortages or substantial cost increases. Changing suppliers can require long lead times. The failure of our suppliers to meet our needs could occur for many reasons, including preferred customers, fires, natural disasters, weather, manufacturing problems, disease, strikes, transportation interruption, government regulation, political instability and terrorism. In addition, we pass some of these costs onto our customers through intermittent price increases. If we are not able to continue to effectively negotiate competitive costs with various suppliers or pass along certain price increases to our customers, our margins and operations will be adversely affected.

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We will incur increased costs as a result of being a public company.

We will face increased legal, accounting, administrative and other costs and expenses as a public company that we did not incur as a private company. The Sarbanes-Oxley Act of 2002, including the requirements of Section 404, as well as new rules and regulations subsequently implemented by the SEC, the Public Company Accounting Oversight Board (the “PCAOB”), impose additional reporting and other obligations on public companies. We expect that compliance with these public company requirements will increase our costs and make some activities more time-consuming. A number of those requirements will require us to carry out activities we have not done previously.  For example, we will adopt new internal controls and disclosure controls and procedures. In addition, we will incur additional expenses associated with our SEC reporting requirements. Furthermore, if we identify any issues in complying with those requirements (for example, if we or our accountants identify a material weakness or significant deficiency in our internal control over financial reporting), we could incur additional costs rectifying those issues, and the existence of those issues could adversely affect us, our reputation or investor perceptions of us. We also expect that it will be difficult and expensive to obtain director and officer liability insurance, and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage.  As a result, it may be more difficult for us to attract and retain qualified persons to serve on the Company’s board of directors or as executive officers. Advocacy efforts by stockholders and third parties may also prompt even more changes in corporate governance and reporting requirements. We expect that the additional reporting and other obligations imposed on us by these rules and regulations will increase our legal and financial compliance costs and administrative fees significantly. These increased costs will require us to divert a significant amount of money that we could otherwise use to expand our business and achieve our strategic objectives.

Failure to comply with the United States Foreign Corrupt Practices Act could subject us to penalties and other adverse consequences.

As a Nevada corporation, we are subject to the United States Foreign Corrupt Practices Act, which generally prohibits United States companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. Some foreign companies, including some that may compete with our company, may not be subject to these prohibitions. Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices may occur from time-to-time in any countries in which we conduct our business. However, our employees or other agents may engage in conduct for which we might be held responsible. If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties and other consequences that may have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Ownership of Our Common Stock

Our common stock is quoted on the OTCQB and OTCBB which may have an unfavorable impact on our stock price and liquidity.

Our common stock is quoted on the OTCQB and OTCBB, which is a significantly more limited trading market than the New York Stock Exchange or The NASDAQ Stock Market.  The quotation of the Company’s shares on the OTCQB and OTCBB may result in a less liquid market available for existing and potential stockholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future.

There is limited liquidity on the OTCQB and OTCBB which may result in stock price volatility and inaccurate quote information.

When fewer shares of a security are being traded on the OTCQB and OTCBB, volatility of prices may increase and price movement may outpace the ability to deliver accurate quote information.  Due to lower trading volumes in shares of our common stock, there may be a lower likelihood of one’s orders for shares of our common stock being executed, and current prices may differ significantly from the price one was quoted at the time of one’s order entry.

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Because we became public by means of a “reverse merger,” we may not be able to attract the attention of major brokerage firms.

Additional risks may exist since we will become public through a “reverse merger.” Securities analysts of major brokerage firms may not provide coverage of us since there is little incentive to brokerage firms to recommend the purchase of our common stock. We cannot assure you that brokerage firms will want to conduct any secondary offerings on behalf of our company in the future.

The sale of securities by us in any equity or debt financing could result in dilution to our existing stockholders and have a material adverse effect on our earnings.

Any sale of common stock by us in a future private placement offering could result in dilution to the existing stockholders as a direct result of our issuance of additional shares of our capital stock.  In addition, our business strategy may include expansion through internal growth, by acquiring subscribers email lists, or by establishing strategic relationships with targeted customers and vendor.  In order to do so, or to finance the cost of our other activities, we may issue additional equity securities that could dilute our stockholders’ stock ownership.  We may also assume additional debt and incur impairment losses related to goodwill and other tangible assets if we acquire another company and this could negatively impact our earnings and results of operations.

Future sales of our common stock in the public market could lower the price of our common stock and impair our ability to raise funds in future securities offerings.

Future sales of a substantial number of shares of our common stock in the public market, or the perception that such sales may occur, could adversely affect the then prevailing market price of our common stock and could make it more difficult for us to raise funds in the future through a public offering of our securities.

Our common stock is thinly traded, so you may be unable to sell at or near asking prices or at all if you need to sell your shares to raise money or otherwise desire to liquidate your shares.

Currently, the Company’s common stock is quoted in the OTCQB and OTCBB and future trading volume may be limited by the fact that many major institutional investment funds, including mutual funds, as well as individual investors follow a policy of not investing in OTCQB and OTCBB stocks and certain major brokerage firms restrict their brokers from recommending OTCQB OTCBB stocks because they are considered speculative, volatile and thinly traded.  The OTC market is an inter-dealer market much less regulated than the major exchanges and our common stock is subject to abuses, volatility and shorting.  Thus, there is currently no broadly followed and established trading market for the Company’s common stock.  An established trading market may never develop or be maintained. Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders. Absence of an active trading market reduces the liquidity of the shares traded there.

The trading volume of our common stock has been and may continue to be limited and sporadic.  As a result of such trading activity, the quoted price for the Company’s common stock on the OTCQB and OTCBB may not necessarily be a reliable indicator of its fair market value.  Further, if we cease to be quoted, holders would find it more difficult to dispose of our common stock or to obtain accurate quotations as to the market value of the Company’s common stock and as a result, the market value of our common stock likely would decline.

Our common stock is subject to price volatility unrelated to our operations.

The market price of our common stock could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting the Company’s competitors or the Company itself. In addition, the OTCQB and OTCBB is subject to extreme price and volume fluctuations in general.  This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

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We are subject to penny stock regulations and restrictions and you may have difficulty selling shares of our common stock.

Our common stock is subject to the provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the “penny stock rule.”  Section 15(g) sets forth certain requirements for transactions in penny stock, and Rule 15g-9(d) incorporates the definition of “penny stock” that is found in Rule 3a51-1 of the Exchange Act.  The SEC generally defines a penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. We are subject to the SEC’s penny stock rules.

Since our common stock is deemed to be penny stock, trading in the shares of our common stock is subject to additional sales practice requirements on broker-dealers who sell penny stock to persons other than established customers and accredited investors.  “Accredited investors” are persons with assets in excess of $1,000,000 (excluding the value of such person’s primary residence) or annual income exceeding $200,000 or $300,000 together with their spouse. For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such security and must have the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt the rules require the delivery, prior to the first transaction of a risk disclosure document, prepared by the SEC, relating to the penny stock market.  A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities.  Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in an account and information to the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealer to trade and/or maintain a market in our common stock and may affect the ability of the Company’s stockholders to sell their shares of common stock.

There can be no assurance that our shares of common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock was exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock if the SEC finds that such a restriction would be in the public interest.

Our Board of Directors’ ability to issue undesignated preferred stock and the existence of anti-takeover provisions may depress the value of our common stock.

Our authorized capital includes 5,000,000 shares of undesignated preferred stock.  Our Board of Directors has the power to issue any or all of the shares of preferred stock, including the authority to establish one or more series and to fix the powers, preferences, rights and limitations of such class or series, without seeking stockholder approval.

We do not expect to pay dividends in the foreseeable future.

We do not intend to declare dividends for the foreseeable future, as we anticipate that we will reinvest any future earnings in the development and growth of our business.  Therefore, our stockholders will not receive any funds unless they sell their common stock, and stockholders may be unable to sell their shares on favorable terms or at all.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information and financial data discussed below is derived from the audited financial statements of Sealand Natural Resources Inc. for its fiscal years ended May 31, 2012 and 2011.  The financial statements were prepared and presented in accordance with generally accepted accounting principles in the United States. The information and financial data discussed below is only a summary and should be read in conjunction with the historical financial statements and related notes contained elsewhere in this Report. The financial statements contained elsewhere in this Report fully represent The Company’s financial condition and operations; however, they are not indicative of the Company’s future performance.  See “Cautionary Note Regarding Forward Looking Statements” above for a discussion of forward-looking statements and the significance of such statements in the context of this Report.

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Overview

Sealand Natural Resources Inc.,(SLNR) is a research and new product development company that manufactures, markets and sells "new age functional beverages"  organic nutriceuticals, health supplements, medicinal raw materials and health food.  Our mission is to become a leader in this category and we see the future as a growing market segment which fits our mission. We aim to supply the highest quality ingredients and raw materials within our product offerings. The company has taken time and consideration in developing long term resources and quality supply chains to ensure the quality of our products. Sealand Natural Resources Inc. delivers  Ecocert organic certified products by the Finnish Ministry of Agriculture and Forestry, Finnish Food Safety Authority (F1-EKO-201) we manage over 60 acres of organic forest where we harvest our raw materials. The company recognizes our organic forest certification and harvesting processes as a milestone in the control and management of our supply chain.

Our core product Sealand Birk derived from our organic birch harvest is selling at the most economical cost to distributors servicing the retail industry and directly to consumers through our website. Our service-oriented approach integrates the elements of research, development, product quality assurance, packaging/distribution efficiency, and advanced management systems to maintain our profit margin as a company and to generate higher profit margins for our retailers.

We also intend to develop additional beverages in various categories as well as other new and unique organic/natural products to provide consumers with an array of fresh and unique healthy products. The Company’s product offerings, specifically Sealand BIRK is currently sold through our global internet website store and domestically on a regional basis through distributors and to small retailers who order directly from the Company. Collaboration with our distributors and retailers carrying our product is expected to build long-term relationships and help us manage our strategic planned growth.

Change of Control

On November 6, 2012, we completed the Change of Control whereby Greg May and Lars Aarup Poulsen each acquired 1,250,000 shares outstanding capital stock of Vitas Group, Inc. in exchange for an aggregate amount of $150,000.

In connection with the Change of Control, Irina Tchernikova resigned as the sole member of our board of directors and chief executive officer of the Company, effective upon the closing of the Change of Control.  Also effective upon closing of the Change of Control, the Board appointed Lars Aarup Poulsen to serve as the President, Chief Executive Officer, and director of the Company. The Board also appointed Greg May to serve as Chief Operating Officer, Vice President and director of the Company. The Board also appointed Steve Matteson to serve as Chief Financial Officer of the Company.

Agreement of Merger

On February 15, 2013 (the “Closing Date”), Vitas Group, Inc. (“Vitas” or “Company”) entered into and closed a Merger Agreement (the “Agreement”) with Sealand Natural Resources Inc. (“Sealand”) pursuant to which Sealand was merged with and into the Company (the “Merger”) in accordance with Nevada General Corporation Law (“NGCL”). In connection with the Merger, every fifty (50) shares of Sealand were converted into one validly issued share of the Company. Additionally, the Company changed its name from “Vitas Group Inc.” to “Sealand Natural Resources Inc.” (the “Name Change”). On the Closing Date, the Company filed the Articles of Merger with the State of Nevada notifying them of the Merger and the Name Change. The Company has notified the Financial Industry Regulatory Authority (“FINRA”) of its Name Change, however as of the date of this Report, the Name Change has not been declared effective in the market by FINRA.

As a result of the issuance of the shares of common stock pursuant to the Merger Agreement, Lars Poulsen and Greg May reduced their direct ownership in the Company from 83.19% to 61.7% as a result of the acquisition. Through ISAA LLC, a limited liability company that Greg May and Lars Poulsen have voting control over, they own in the aggregate 77.5% of Sealand

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In connection with the closing of the Merger Agreement, Messers. Poulsen and May, Vitas’ principal shareholders, agreed to each cancel 400,000 shares of the common stock that they owned in Vitas, 800,000 shares in the aggregate, and to issue 1,200,000 shares (fifty shares of Sealand was converted into 1 validly issued share of Vitas) to shareholders of Sealand, who acquired a majority interest in Vitas in February 2013 for the purpose of the Merger. Additionally, the existing Officers and Directors from Vitas remained as Directors and Officers.

Vitas’ Directors and shareholders approved the Merger Agreement and the transactions contemplated thereby. Simultaneously, the directors and shareholders of Sealand also approved the Merger Agreement and the transactions contemplated thereby.

Prior to the Merger Agreement, Vitas was in the business of placing and operating coin operated boxing machines in public venues with high traffic flow in Ecuador. Vitas was incorporated in the State of Nevada on May 13, 2011.

As a result of the Merger Agreement, Vitas acquired the operations of Sealand, the business and operations of which now constitutes its primary business and operations.

Results of Operation

Inception (May 23, 2011) Through November 30, 2012.

Revenues: Revenues since inception through the November 30, 2012 were $18,849. Our revenues are generated from the sale of our products to customers who are primarily full service distributors, retail grocery and specialty chains, wholesalers, club stores, drug chains, mass merchandisers, convenience chains, health food distributors, food service customers and specialty co-ops, and direct sales to customers through our website.

Cost of Revenue: Cost of Revenues since inception through November 30, 2012 was $43,534. Our costs are attributable to: (a) tradeshow and advertising efforts; (b) employee compensation; and (c) research and development efforts.  The expenses related to research and development are  business development expenses, product development, formulation,  sourcing of supply chain and related scientific testing, travel and legal to develop the company from origination through first year of operations.

Additional expenses were incurred in the acquisition of new and larger office/storage space. During the course of the last year we have executed our operating plan which included the hiring of personnel, primarily technical persons, thereby certain expenses are not comparable to prior year expenses, specifically expenses for technical professionals.

Gross Profit : Gross Profit since inception through November 30, 2012 was $(24,685).

SG&A Expenses : SG&A Expense since inception through November 30, 2012 were $453,147, which was primarily attributable to wages and salaries as well as various start-up costs.

Total Expenses : Total expenses since inception through November 30, 2012 were $496,681, which was primarily attributable to wages and salaries, various start up costs, and product sales costs.

Net Loss : We incurred a net loss of $(477,832) since inception through November 30, 2012, which was primarily attributable to wages and salaries, various start-up costs, and product sales costs.

Inception (May 23, 2011) Through May 31, 2012.

Revenues: Revenues since inception through the May 31, 2012 were $18,298. Our revenues are generated from the sale of our products to customers who are primarily full service distributors, retail grocery and specialty chains, wholesalers, club stores, drug chains, mass merchandisers, convenience chains, health food distributors, food service customers and specialty co-ops, and direct sales to customers through our website.

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Cost of Revenue : Cost of Revenues since inception through May 31, 2012 was $34,516. . Our costs are attributable to: (a) tradeshow and advertising efforts; (b) employee compensation; and (c) research and development efforts.  Additional expenses were incurred in the acquisition of new and larger office/storage space.

Gross Profit : Gross Profit since inception through May 31, 2012 was $(16,218).

SG&A Expenses : SG&A Expense since inception through May 31, 2012 were $303,891, which was primarily attributable to wages and salaries as well as various start-up costs.

Total Expenses : Total expenses since inception through May 31, 2012 were $338,407, which was primarily attributable to wages and salaries, various start-up costs, and product sales costs.

Net Loss : We incurred a net loss of $(320,109) since inception through May 31, 2012, which was primarily attributable to wages and salaries, various start-up costs, and product sales costs.

Liquidity and Capital Resources

Inception (May 31, 2011) Through November 30, 2012.

As of November 30, 2012, we had cash and cash equivalents of approximately $39,932. The following section provides a summary of our net cash flows from operating, investing, and financing activities. We have historically financed our operations primarily through net cash flow from operations and shareholder investment. The Company cannot make any guarantee that it will be successful in obtaining any additional financing or that the terms will be favorable to the Company. If the Company does not receive additional funding, the Company may have to delay the implementation of its business plan.

Net cash used by operating activities was $(495,956) since inception through November 30, 2012 which was primarily attributable to business development, ongoing operations, design, manufacturing, raw materials, production costs, advertising, inventory , research and product development.

Net cash flow from investing activities was $(1,691) since inception through November 30, 2012.

Net cash flow from financing activities was $537,579 since inception through November 30, 2012.

Going Concern

The independent auditors' audit report accompanying our May 31, 2012 financial statements contained an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. The financial statements have been prepared "assuming that we will continue as a going concern," which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business.

OFF-BALANCE SHEET COMMITMENTS AND ARRANGEMENTS

None.

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

None.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of the date hereof for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group.  A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days as of the date hereof.  For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of the Closing Date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Unless otherwise specified, the address of each of the persons set forth below is in care of Sealand Natural Resources Inc. 50 W Liberty St. #880, Reno, Nevada 89501

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock (1)
	Executive Officers and Directors
Common Stock	Lars Aarup Poulsen Chief Executive Officer, President and Chairman	1,320,000	(2)	38.8%
Common Stock	Greg May Chief Operating Officer, Vice President, and Director	1,320,000	(2)	38.8%
Common Stock	Steve Matteson Chief Financial Officer	5,000		* %

	Former Executive Officers and Directors
Common Stock	Irina Tchernikova Former President, Chief Executive Officer, and Chairman	0		0%

1.	Based on 3,405,000 shares issued and outstanding following the Closing Date of the Merger.
2.	This amount includes 270,000 shares of common stock owned by ISAA LLC. Greg May and Lars Poulsen have voting control over ISAA LLC.

* less than 1%

DIRECTORS AND EXECUTIVE OFFICERS

On August 31, 2012, pursuant to the Stock Purchase Agreement, Irina Tchernikova resigned from our Board of Directors and as officer of the Company.  On the same date, the Board appointed Lars Aarup Poulsen to serve as the President, Chief Executive Officer, and director of the Company, Greg May to serve as Chief Operating Officer, Vice President and director of the Company. and Steve Matteson to serve as Chief Financial Officer of the Company, effective immediately upon the closing of the Change of Control. The following sets forth information about our directors and executive officers as of the date of this Report and following the closing of the Change of Control:

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Name	Age	Position
Lars Aarup Poulsen	59	Chief Executive Officer, President, and Chairman
Greg May	49	Chief Operating Officer, Vice President, and Director
Steve Matteson	41	Chief Financial Officer

Lars Aarup Poulsen, has served as the Chief Executive Officer, President, and Director of Vitas Group, Inc. since November 6, 2012.  Since 2007, Mr. Poulsen has been the CEO and head of sales of Sealand Living A/S. From 2003 to 2007, Mr. Poulsen was the Executive Director of Marketing of DK4 Group Broadcast/Network Station Europe. Mr. Poulsen graduated from Graphic Arts Institute of Denmark. Additionally, Mr. Poulsen graduated from the Copenhagen Business School

Greg May, has served as the Chief Operating Officer, Vice President, and Director of Vitas Group, Inc. since November 6, 2012.  Since 1987, Mr. May has been the CEO President of PSP International Inc., a company that manufacturer sporting goods and apparel for domestic and international sales. Mr. May received his Bachelor of Arts in Education from the United States International University.

Steve Matteson, has served as the Chief Financial Officer of Vitas Group, Inc. since November 6, 2012. Since 2005, Mr. Matteson has been the President of Twin Tiers Consulting, a firm that provides advisory and investment management services. In 2000, Mr. Matteson co-founded the boutique financial planning firm, Burns Matteson Capital Management, and served as its Chief Operations Officer until 2005. Mr. Matteson received an MBA from the University of South Carolina, a M.A. in International Business from Vienna University of Economic and Business Administration, and received his Bachelor’s degree in Business Administration from Mansfield University.

Corporate Governance

The business and affairs of the Company are managed under the direction of the Board of Directors (the “Board”). Messrs. Poulsen and May are the current members of the Board.

Term of Office

Directors are appointed for a one-year term to hold office until the next annual general meeting of stockholders or until removed from office in accordance with our bylaws. Our officers are appointed by our Board and hold office until removed by our Board.

All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. Our bylaws provide that officers are appointed annually by our Board and each executive officer serves at the discretion of our Board.

Director Independence

We use the definition of “independence” of The NASDAQ Stock Market to make this determination.  NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The NASDAQ listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;
•	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

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•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;
•	the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or
•	the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

We have determined that none of the persons anticipated to become directors upon the closing of the Share Exchange is “independent” as defined by applicable SEC rules and NASDAQ Stock Market listing standards.

Board Committees

We do not have an audit, nominating or compensation committee. We intend, however, to establish an audit committee and a compensation committee of our Board in the future following the Share Exchange. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and our system of internal controls. The compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Code of Ethics

The Company has not currently adopted a code of ethics.

EXECUTIVE COMPENSATION

The discussion below sets forth information with respect to the compensation awarded or paid by Sealand to Lars Aarup Poulsen, Greg May, and Steve Matteson with respect to Sealand’s period fiscal years ended May 31, 2012 and 2011 and compensation awarded to or paid by the Company to Irina Tchenikova with respect to the Company’s fiscal years ended May 31, 2012 and 2011. These executive officers are referred to as the “named executive officers” throughout this Report.

Name and Principal Position	Year	Salary		Bonus	Stock Awards ($)	Option Awards	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Totals ($)

Lars AarupPoulsen President,
Chief Executive	2012	$90,000	(1)	$0	$0	$0	$0	$0	$90,000
Officer, and Chairman	2011	0		0	0	0	0	0	0

Greg May Vice President, Chief Operating	2012	117,600	(2)	0	0	0	0	0	117,600
Officer, and Director	2011	0		0	0	0	0	0	0

Steve Matteson	2012	0		0	0	0	0	0	0
Chief Financial Officer	2011	0		0	0	0	0	0	0

Irina Tchernikova, Former President, Chief Executive Officer, Chief Financial	2012	$0		$0	$0	$0	$0	$0	$0
Officer, and Director	2011	0		0	0	0	0	0	0

(1)	Mr. Poulsen was paid $30,066 in cash. In lieu of cash payment, the Company issued shares of common stock, par value $0.01, valued at $59,934.
(2)	Mr. May was paid $41,232 in cash. In lieu of cash payment, the Company issued shares of common stock, par value $0.01, valued at $76,368.

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Outstanding Equity Awards at Fiscal Year-End Table

As of May 31, 2012, the Company had no outstanding equity awards.

Employment Agreements

On June 1, 2011, the Company entered into an agreement with Greg May. The agreement requires the Company to pay Mr. May a sum of $9,800 monthly fee plus de-minimus fringe benefits. The agreement is cancellable by either party with written notice of termination.  The agreement requires that Greg May spend approximately fort (40) hours per week on Company matters. The agreement is attached as Exhibit 10.4.

On June 1, 2011, the Company entered into an agreement with Lars Poulsen. The agreement requires the Company to pay Lars Poulsen a sum of $7,500 monthly fee plus de-minimus fringe benefits. The agreement is cancellable by either party with written notice of termination. The agreement requires that Lars Poulsen spend considerable time on Company matters. The agreement is attached as Exhibit 10.5.

On January 1, 2013, the Company entered into an agreement with Steve Matteson. The agreement requires the Company to pay Steve Matteson a sum of $2,500 monthly fee. The agreement is cancellable by either party with written notice of termination. The agreement requires that Steve Matteson spend approximately ten (10) hours per week on Company matters. The agreement is attached as Exhibit 10.6.

Compensation of Directors

The Company has not compensated any of its directors for service on the Board of Directors. Management directors are not compensated for their service as directors; however they may receive compensation for their services as employees of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,

AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

The following includes a summary of transactions since the beginning of fiscal 2011, or any currently proposed transaction in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company's total assets at year end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

•	Pursuant to the Merger Agreement, on the Closing Date we issued 1,200,000 shares of our common stock to the shareholders of Sealand. Lars Poulsen, the Company’s CEO, and Greg May, the Company’s COO, were also shareholders and Officers of Sealand. In connection with the Merger, they each cancelled 400,000 shares they owned in Vitas and received an additional 200,000 shares each from the conversion of their Sealand shares. As a result, Lars Poulsen and Greg May own 1,050,000 shares each in the Company, and together hold 61.7% of the Company’s issued and outstanding shares of common stock.
•	On the Closing Date, we entered into the Cancellation Agreement with Lars Poulsen and Greg May pursuant to which 800,000 shares of our common stock were cancelled.

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Related Party Transactions of Sealand:

As of November 30, 2012, the Company received a loan from Lars Poulsen and Greg May in the amount of $55,035. The loan was provided for working capital purposes, and is unsecured, non-interest bearing, and has no specific terms of prepayment. The loan was provided pursuant to an oral agreement. As of the date hereof, the Company has not entered a written agreement to memorialize the loan.

The Company also incurred nominal expenses for inventory and marketing. These costs were associated with services provided by PSP. Greg May is the majority owner of PSP.

The Company also incurred expenses of $51,000 for research and development costs. These costs were associated with services provided by ISAA LLC pursuant to a consulting agreement. Lars Poulsen and Greg May have voting control over ISAA LLC. The consulting agreement terminated on June 1, 2012. The Company paid the $30,000 final installment payment in December 2012. The consulting agreement is attached as exhibit 10.3

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse affect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY

AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock has been approved for quotation on The OTCBB under the symbol “VAPN.” We have applied for a voluntary trading symbol change (the “Symbol Change”) with FINRA, however as of the date of this Report, the Symbol Change has not been declared effective in the market by FINRA. Additionally, no established public market exists for our common stock.  As of the Closing Date, 3,405,000 shares of our common stock were issued and outstanding.

Of the 3,405,000 shares of our common stock issued and outstanding, 2,900,000 of such shares are restricted shares under the Securities Act.  None of these restricted shares are eligible for resale absent registration or an exemption from registration under the Securities Act.  As of the Closing Date, the exemption from registration provided by Rule 144 under the Securities Act is not available for these shares pursuant to Rule 144(i).

Holders

As of the Closing Date and after giving effect to the Merger, there were approximately 79 holders of record of our common stock, which does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

We have never declared or paid a cash dividend. Any future decisions regarding dividends will be made by our Board of Directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our Board of Directors has complete discretion on whether to pay dividends. Even if our Board of Directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

Penny Stock

Our common stock is subject to provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the “penny stock rule.” Section 15(g) sets forth certain requirements for transactions in penny stock, and Rule 15g-9(d) incorporates the definition of “penny stock” that is found in Rule 3a51-1 of the Exchange Act. The SEC generally defines a penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. The Company is subject to the SEC’s penny stock rules.

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Since our common stock is deemed to be penny stock, trading in the shares of our common stock is subject to additional sales practice requirements on broker-dealers who sell penny stock to persons other than established customers and accredited investors. “Accredited investors” are persons with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse. For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such security and must have the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt the rules require the delivery, prior to the first transaction of a risk disclosure document, prepared by the SEC, relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in an account and information to the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealer to trade and/or maintain a market in our common stock and may affect the ability of the Company’s stockholders to sell their shares of common stock.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.  The Company intends to adopt an equity compensation plan in which its directors, officers, employees and consultants shall be eligible to participate.  However, no formal steps have been taken as of the date of this Report to adopt such a plan.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this Report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF SECURITIES

Introduction

In the discussion that follows, we have summarized selected provisions of our certificate of incorporation, bylaws and the Nevada Corporation Law relating to our capital stock. This summary is not complete. This discussion is subject to the relevant provisions of Nevada law and is qualified in its entirety by reference to our certificate of incorporation and our bylaws. You should read the provisions of our certificate of incorporation and our bylaws as currently in effect for provisions that may be important to you.

Authorized Capital Stock

Our authorized share capital consists of 75,000,000 shares of common stock, par value $0.0001 per share.  As of the Closing Date and after giving effect to the Change of Control, 3,005,000 shares of our common stock were outstanding.

Common Stock

Each share of our common stock entitles its holder to one vote in the election of each director and on all other matters voted on generally by our stockholders, other than any matter that (1) solely relates to the terms of any outstanding series of preferred stock or the number of shares of that series and (2) does not affect the number of authorized shares of preferred stock or the powers, privileges and rights pertaining to the common stock. No share of our common stock affords any cumulative voting rights. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so.

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Holders of our common stock will be entitled to dividends in such amounts and at such times as our Board of Directors in its discretion may declare out of funds legally available for the payment of dividends. We currently intend to retain our entire available discretionary cash flow to finance the growth, development and expansion of our business and do not anticipate paying any cash dividends on the common stock in the foreseeable future. Any future dividends will be paid at the discretion of our Board of Directors after taking into account various factors, including:

•	general business conditions;
•	industry practice;
•	our financial condition and performance;
•	our future prospects;
•	our cash needs and capital investment plans;
•	our obligations to holders of any preferred stock we may issue;
•	income tax consequences; and
•	the restrictions Nevada Corporation Law and other applicable laws and our credit arrangements then impose.

If we liquidate or dissolve our business, the holders of our common stock will share ratably in all our assets that are available for distribution to our stockholders after our creditors are paid in full and the holders of all series of our outstanding preferred stock, if any, receive their liquidation preferences in full.

Our common stock has no preemptive rights and is not convertible or redeemable or entitled to the benefits of any sinking or repurchase fund.

Indemnification of Directors and Officers

Under our Articles of Incorporation, no director or officer will be held personally liable to us or our stockholders for damages of breach of fiduciary duty as a director or officer unless such breach involves intentional misconduct, fraud, a knowing violation of law, or a payment of dividends in violation of the law. Under our bylaws, directors and officers will be indemnified to the fullest extent allowed by the law against all damages and expenses suffered by a director or officer being party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative.  This same indemnification is provided pursuant to Nevada Revised Statutes, Chapter 78.

The general effect of the foregoing is to indemnify a control person, officer or director from liability, thereby making us responsible for any expenses or damages incurred by such control person, officer or director in any action brought against them based on their conduct in such capacity, provided they did not engage in fraud or criminal activity.

Any repeal or modification of these provisions approved by our shareholders shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of ours existing as of the time of such repeal or modification.

Anti-Takeover Effect of Nevada Law, Certain By-Law Provisions

The Nevada Business Corporation Law contains a provision governing “acquisition of controlling interest” (Nevada Revised Statutes 78.378 -78.3793). This law provides generally that any person or entity that acquires 20% or more of the outstanding voting shares of a publicly-held Nevada corporation in the secondary public or private market may be denied voting rights with respect to the acquired shares, unless a majority of the disinterested shareholders of the corporation elects to restore such voting rights in whole or in part. The control share acquisition act provides that a person or entity acquires “control shares” whenever it acquires shares that, but for the operation of the control share acquisition act, would bring its voting power within any of the following three ranges:

•	20 to 331/3%;
•	331/3 to 50%; or
•	more than 50%.

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A “control share acquisition” is generally defined as the direct or indirect acquisition of either ownership or voting power associated with issued and outstanding control shares. The shareholders or board of directors of a corporation may elect to exempt the stock of the corporation from the provisions of the control share acquisition act through adoption of a provision to that effect in the articles of incorporation or bylaws of the corporation. Our articles of incorporation and bylaws do not exempt our common stock from the control share acquisition act.

The control share acquisition act is applicable only to shares of “Issuing Corporations” as defined by the Nevada law. An Issuing Corporation is a Nevada corporation, which:

•	has 200 or more shareholders, with at least 100 of such shareholders being both shareholders of record and residents of Nevada; and
•	does business in Nevada directly or through an affiliated corporation.

At this time, we do not have 100 shareholders of record resident of Nevada. Therefore, the provisions of the control share acquisition act do not apply to acquisitions of our shares and will not until such time as these requirements have been met. At such time as they may apply, the provisions of the control share acquisition act may discourage companies or persons interested in acquiring a significant interest in or control of us, regardless of whether such acquisition may be in the interest of our shareholders.

The Nevada “Combination with Interested Shareholders Statute” (Nevada Revised Statutes 78.411 -78.444) may also have an effect of delaying or making it more difficult to effect a change in control of us. This statute prevents an “interested shareholder” and a resident domestic Nevada corporation from entering into a “combination,” unless certain conditions are met. The statute defines “combination” to include any merger or consolidation with an “interested shareholder,” or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an “interested shareholder” having:

•	an aggregate market value equal to 5 percent or more of the aggregate market value of the assets of the corporation;
•	an aggregate market value equal to 5 percent or more of the aggregate market value of all outstanding shares of the corporation; or
•	representing 10 percent or more of the earning power or net income of the corporation.

An “interested shareholder” means the beneficial owner of 10 percent or more of the voting shares of a resident domestic corporation, or an affiliate or associate thereof. A corporation affected by the statute may not engage in a “combination” within three years after the interested shareholder acquires its shares unless the combination or purchase is approved by the board of directors before the interested shareholder acquired such shares. If approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors or a majority of the voting power held by disinterested shareholders, or if the consideration to be paid by the interested shareholder is at least equal to the highest of:

•	the highest price per share paid by the interested shareholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested shareholder, whichever is higher;
•	the market value per common share on the date of announcement of the combination or the date the interested shareholder acquired the shares, whichever is higher; or
•	if higher for the holders of preferred stock, the highest liquidation value of the preferred stock.

Currently, we have no Nevada shareholders and since this offering will not be made in the State of Nevada, no shares will be sold to its residents. Further, we do not do business in Nevada directly or through an affiliate corporation and we do not intend to do so. Accordingly, there are no anti-takeover provisions that have the affect of delaying or preventing a change in our control.

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CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

ON ACCOUNTING AND FINANCIAL DISCLOSURE

 We have not had any changes in and disagreements with our accountants on accounting and financial disclosure.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Subsection 7 of Section 78.138 of the Nevada Revised Statutes (the “Nevada Law”) provides that, subject to certain very limited statutory exceptions, a director or officer is not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, unless it is proven that the act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The statutory standard of liability established by Section 78.138 controls even if there is a provision in the corporation’s articles of incorporation unless a provision in the Company’s Articles of Incorporation provides for greater individual liability.

Subsection 1 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (any such person, a “Covered Person”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Covered Person in connection with such action, suit or proceeding if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe the Covered Person’s conduct was unlawful.

Subsection 2 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in the capacity of a Covered Person against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the Covered Person in connection with the defense or settlement of such action or suit, if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the Corporation. However, no indemnification may be made in respect of any claim, issue or matter as to which the Covered Person shall have been adjudged by a court of competent jurisdiction (after exhaustion of all appeals) to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances the Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 78.7502 of the Nevada Law further provides that to the extent a Covered Person has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in Subsection 1 or 2, as described above, or in the defense of any claim, issue or matter therein, the corporation shall indemnify the Covered Person against expenses (including attorneys’ fees) actually and reasonably incurred by the Covered Person in connection with the defense.

Subsection 1 of Section 78.751 of the Nevada Law provides that any discretionary indemnification pursuant to Section 78.7502 of the Nevada Law, unless ordered by a court or advanced pursuant to Subsection 2 of Section 78.751, may be made by a corporation only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances. Such determination must be made (a) by the shareholders, (b) by the board of directors of the corporation by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (c) if a majority vote of a quorum of such non-party directors so orders, by independent legal counsel in a written opinion, or (d) by independent legal counsel in a written opinion if a quorum of such non-party directors cannot be obtained.

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Subsection 2 of Section 78.751 of the Nevada Law provides that a corporation’s articles of incorporation or bylaws or an agreement made by the corporation may require the corporation to pay as incurred and in advance of the final disposition of a criminal or civil action, suit or proceeding, the expenses of officers and directors in defending such action, suit or proceeding upon receipt by the corporation of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Subsection 2 of Section 78.751 further provides that its provisions do not affect any rights to advancement of expenses to which corporate personnel other than officers and directors may be entitled under contract or otherwise by law.

Subsection 3 of Section 78.751 of the Nevada Law provides that indemnification pursuant to Section 78.7502 of the Nevada Law and advancement of expenses authorized in or ordered by a court pursuant to Section 78.751 does not exclude any other rights to which the Covered Person may be entitled under the articles of incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, for either an action in his or her official capacity or in another capacity while holding his or her office. However, indemnification, unless ordered by a court pursuant to Section 78.7502 or for the advancement of expenses under Subsection 2 of Section 78.751 of the Nevada Law, may not be made to or on behalf of any director or officer of the corporation if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. Additionally, the scope of such indemnification and advancement of expenses shall continue for a Covered Person who has ceased to be a director, officer, employee or agent of the corporation, and shall inure to the benefit of his or her heirs, executors and administrators.

Section 78.752 of the Nevada Law empowers a corporation to purchase and maintain insurance or make other financial arrangements on behalf of a Covered Person for any liability asserted against such person and liabilities and expenses incurred by such person in his or her capacity as a Covered Person or arising out of such person’s status as a Covered Person whether or not the corporation has the authority to indemnify such person against such liability and expenses.

The Bylaws of the Company provide for indemnification of Covered Persons substantially identical in scope to that permitted under the Nevada Law. Such Bylaws provide that the expenses of directors and officers of the Company incurred in defending any action, suit or proceeding, whether civil, criminal, administrative or investigative, must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the Company.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, on February 15, 2013, we issued 1,200,000 shares of our common stock to a total 77 shareholders of Sealand Natural Resources Inc., in exchange for the Sealand shares held by these shareholders pursuant to the Merger Agreement.

The Company shares were issued in reliance upon exemptions from registration pursuant to the provisions of Section 4(a)(2), Rule 506 of Regulation D or the provisions of Regulation S, each as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

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The issuances of shares were made to thirty-two accredited investors, 14 non-accredited investors, and thirty-one non-United States shareholders. We made this determination based on the representations of each shareholder which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D, (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, or (c) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S, and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the Units or underlying component securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the Offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 5.06	Change in Shell Company Status.

To the extent that we might have been deemed to be a shell company prior to the closing of the Share Exchange, reference is made to the disclosure set forth under Items 2.01 and 5.01 of this Report, which disclosure is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Filed herewith as Exhibit 99.1 to this Report and incorporated herein by reference are the Audited Financial Statements for the years ended May 31, 2012 and 2011 for Sealand.

Filed herewith as Exhibit 99.2 to this Report and incorporated herein by reference are the Unaudited Interim Financial Statements for the periods ended November 30, 2012 and 2011 for Sealand.

(b)	Pro Forma Financial Information.

Filed herewith as Note 7 to Exhibit 99.2 to this Report and incorporated herein by reference is unaudited pro forma financial information of Vitas Group, Inc.

(c)	Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)	Exhibits.

Certain of the agreements filed as exhibits to this Report contain representations and warranties by the parties to the agreements that have been made solely for the benefit of the parties to the agreement. These representations and warranties:

•	may have been qualified by disclosures that were made to the other parties in connection with the negotiation of the agreements, which disclosures are not necessarily reflected in the agreements;
•	may apply standards of materiality that differ from those of a reasonable investor; and
•	were made only as of specified dates contained in the agreements and are subject to subsequent developments and changed circumstances.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date that these representations and warranties were made or at any other time. Investors should not rely on them as statements of fact.

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Exhibit Number		Description
2.1	(2)	Merger Agreement, dated February 15, 2013, by and among Vitas Group Inc. and Sealand Natural Resources Inc.
3.1	(1)	Articles of Incorporation.

3.2	(1)	Bylaws.
3.3	(3)	Articles of Merger
10.1	(2)	Cancellation Agreement, dated February 15, 2013, by and among Vitas Group Inc. and its principal shareholders.
10.2	(3)	Sealand Office and Warehouse Lease dated June 10, 2011
10.3	(3)	ISAA, LLC Consulting Agreement
10.4	(3)	Greg May Employment Agreement
10.5	(3)	Lars Poulsen Employment Agreement
10.6	(3)	Steve Matteson Employment Agreement
99.1	(3)	Audited Financial Statements for the years ended May 31, 2012 and 2011 for Sealand
99.2		Unaudited Financial Statements for the quarter ended November 30, 2012 and 2011 for Sealand

(1)	Incorporated by reference to the Company’s Registration Statement on Form S-1 filed with the SEC on July 15, 2011.
(2)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on February 22, 2013.
(3)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2013

SEALAND NATURAL RESOURCES INC.
By:	/s/ Lars Poulsen
Lars Poulsen
Chief Executive Officer

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